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EXHIBIT 10.6

EXECUTION COPY

COMMITMENT INCREASE SUPPLEMENT

August 5, 2026

Sumitomo Mitsui Banking Corporation 277 Park Avenue

New York, NY 10172 Attention: Mark Giannini Phone: 201-761-8663

Re: Bain Capital Private Credit (the “Company”) Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of December 29, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of November 13, 2024, that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of December 18, 2024, that certain Third Amendment to Senior Secured Revolving Credit Agreement, dated as of January 30, 2026, and that certain Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of July 14, 2026, and as further amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of August 5, 2026, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of August 5, 2026, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this Response Letter to confirm that each of the Company and each of the entities identified as Assuming Lenders in Schedule I hereto (the “Assuming Lenders” and each, an “Assuming Lender”) agrees that, effective upon the satisfaction of the Commitment Increase Date, each Assuming Lender does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Commitment in the amount and of such Class specified on Schedule I hereto for such Lender. Without limiting the foregoing, each Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a

1761936128

EXHIBIT 10.6

Lender. Each Assuming Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is a Commitment Increase Supplement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Remainder of Page Intentionally Left Blank]

1761936128

Joinder Lender Agreement (Western Alliance & Citi Joinder)

Very truly yours,

WESTERN ALLIANCE BANK,

as Assuming Lender

By: /s/ Brent Edgecumbe

Name: Brent Edgecumbe

Title: Managing Director

Joinder lender Agreement (Western Alliance & Citi Joinder)

CITIBANK, N.A.,

as Assuming Lender

By: /s/ Patrick Marsh

Name: Patrick Marsh

Title: Vice President

Joinder Lender Agreement (Western Alliance & Citi Joinder)

BAIN CAPITAL PRIVATE CREDIT

By: /s/ Amit Joshi

Name: Amit Joshi

Title: Chief Financial Officer

Joinder Lender Agreement (Western Alliance & Citi Joinder)

ACKNOWLEDGED, ACCEPTED

CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent, a Swingline Lender and an Issuing Bank

By: /s/ Shane Klein

Name: Shane Klein

Title: Managing Director

Joinder Lender Agreement (Western Alliance & Citi Joinder)

JPMORGAN CHASE BANK, N.A.¸

as a Swingline Lender and an Issuing Bank

By: /s/ Alfred Chi

Name: Alfred Chi

Title: Executive Director

J inder Lender Agreement (Western Alliance & Citi Joinder)

GOLDMAN SACHS BANK USA

as a Swingline Lender and an Issuing Bank

By: /s/ Elizabeth Tosin

Name: Elizabeth Tosin

Title: Authorized Signatory

Joinder Lender Agreement (Western Alliance & Citi Joinder)

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Swingline Lender and an Issuing Bank

By: /s/ James Mastroianna

Name: James Mastroianna

Title: Executive Director

Joinder Lender Agreement (Western Alliance & Citi Joinder)

THE BANK OF NOVA SCOTIA

as an Issuing Bank

By: /s/ Aron Lau

Name: Aron Lau

Title: Director

By: /s/ Erica He

Name: Erica He

Title: Director

Joinder Lender Agreement (Western Alliance & Citi Joinder)

PINNACLE BANK, A TENNESSEE BANK, DBA SYNOVUS BANK

as an Issuing Bank

By: /s/ Ricardo Escobedo

Name: Ricardo Escobedo

Title: Director

Joinder Lender Agreement (Western Alliance & Citi Joinder)

NATIXIS, NEW YORK BRANCH

as an Issuing Bank

By: /s/ David Martens

Name: David Martens

Title: Managing Director

By: /s/ Eric Ouyang

Name: Eric Ouyang

Title: Director

Multicurrency Commitment

Dollar Commitment

Assuming Lender

1761936128

Joinder Lender Agreement (Western Alliance & Citi Joinder)

SCHEDULE I

Assuming Lenders

Western Alliance Bank

Citibank, N.A.

$0 $50,000,000

$0 $50,000,000